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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):             August 3, 2001

                          METROPOLITAN FINANCIAL CORP.
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             (Exact name of Registrant as Specified in Its Charter)

        Ohio                       000-21553                   34-1109469
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  (State or Other                 (Commission               (I.R.S. Employer
  Jurisdiction of                 File Number)             Identification No.)
   Organization)


             22901 Mill Creek Boulevard, Highland Hills, Ohio 44122
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               (Address of Principal Executive Offices)     (Zip Code)

               Registrant's telephone number, including area code
                                 (216) 206-6000
                               ------------------

                           6001 Landerhaven Drive,
                        Mayfield Heights, Ohio  44124
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          (Former name or former address, if changed since last report)


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Item 5.  Other Events

On August 3, 2001, the Company announced its financial results for the second quarter of 2001, that it and its wholly-owned subsidiary, Metropolitan Bank and Trust Company, have each entered into Supervisory Agreements with the Office of Thrift Supervision and Ohio Department of Financial Institutions and that the Company has engaged an investment banking firm to explore strategic alternatives, including a recapitalization. A copy of the press release announcing the foregoing is included as Exhibit 99.1 to this report.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         METROPOLITAN FINANCIAL CORP.



         By:      /s/ Kenneth T. Koehler
                  ----------------------------------
                  Kenneth T. Koehler
                  President and Chief Operating Officer

         Date:    August 3, 2001

                                  EXHIBIT INDEX

                     Exhibit Number            Exhibit Description
                     --------------            -------------------
                          99.1                     Press Release